Exhibit 10.6

https://fanyi.youdao.com/download

Number: 95082023280593

2 SPD BANK, SPD Bank

Working capital loan contract

Full i Version Number: SPDB202109

的 潜发想行 SPD BANK	流动资金借款合同

Working capital loan contract

Borrower: 1Zhou Xinzi Photoelectric Technology Direct Limit Company

Main business address: No. 19 Feicui Road, Jinnan Street, Lin ’an

District, Hangzhou City, Zhejiang Province Contact: Meng Yanling

Tel: 13456797711 Chuanzhen: E-mail:

Lender: Lin ’an Branch of Shanghai Pudong Development Bank Co., LTD. Main

business address: No. 417, Qianwang Street, Lin ’an District, Hangzhou City

Contact person: Zhang Yuhang                          Tel: 680

Whereas:

The Borrower applies to the lender for a working capital loan due to the need for capital turnover; Upon examination, the lender agrees to grant the loan in accordance with the terms and conditions of this Contract. For the purpose of clarifying the rights and obligations of both parties, this contract is hereby entered into by mutual agreement of both parties in accordance with the relevant laws, regulations and rules of the People’s Republic of China.

At the same time, the Borrower and lender confirm the following primary terms and conditions:

1. (Please select v in the following box according to the situation, and mark x if you do not select)

This Platform is executed as a subsidiary financing document to the Financing Facility Agreement (hereinafter referred to as the Financing Facility Agreement), and upon the effective date of this Contract, all terms thereof shall be incorporated into and be an integral part of the Financing Facility Agreement (if the Borrower has previously signed the Financing Facility Agreement, this item shall be selected and the Financing Facility Agreement number indicated);

This Contract is a separate credit instrument signed between the Borrower and the Lender (if the Borrower and the Lender have not signed a facility agreement, this item should be selected);

2. (If the purpose of the loan is to repay the old loan or renew the loan business, this item must be selected)

The guarantor knows that the purpose of the loan under this contract is to repay the original contract name

The Loan under the Contract signed Time: : _______serial number: _______.

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2神发想行SPD BANK	流动资金借款合同

Part 1 Commercial Terms

1. Type of loan : ☐ Short-term working capital loan For medium-term working capital loan

2. The loan amount under this contract is RMB (currency)___ ___ Yuan (in words) ______ .

3. The specific purpose of the loan hereunder is to purchase materials

4. The term of the loan under this Contract is (please select/in the box below, mark x if you do not select): 2 years (or _ months) from -April 13, 2023, April 13, 2024, from the date of the first withdrawal.

The actual date of withdrawal and the date of repayment shall be the date recorded in the Loan Voucher issued by the lender and the Borrower, and the date of the last repayment shall not exceed the loan term stipulated in this Contract, which is an integral part of this Contract.

5. The loan interest rate under this Contract is (please select/in the following box, mark x if you do not select): (1) RMB Loan Interest rate:

Each loan under this Contract shall be issued according to the one-year (term) loan market quoted interest rate (LPR) 85.000000 PS published by the National Inter-Bank Lending Center on the day before the actual issuance date. If the calculated interest rate is less than 0%, it shall be executed as 0%. (The quoted interest rate of the loan market is the annual interest rate, which can be queried through the website of the National Inter-Bank Lending Center and the People’s Bank of China).

If the quoted interest rate of the loan market is adjusted after the issuance of each loan under this Contract during the loan term, the loan interest rate (please select in the following box, tick x if you do not select):

If no adjustment is made, the interest rate is fixed;

E The interest rate shall be adjusted starting from the day of interest rate adjustment. The loan market quotation rate (LPR) of the above agreed term published by the National Interbank Lending Center at the end of the day before the day of interest rate adjustment shall be taken as the base. The floating points and calculation methods of the above agreed interest rate shall remain unchanged. The specific interest rate adjustment day is as follows (please select in the box below, mark x if you do not select):

The District adjusts the interest rate on an annual basis, and the interest rate adjustment day is the corresponding day of the corresponding month in the sub Gregorian year. If the actual loan issuance date is no corresponding day in the corresponding month in the sub Gregorian year, the interest rate adjustment day is the last day of the corresponding month in the sub Gregorian year;

Adjust the interest rate according to the year, the interest rate adjustment day is January 1 of each year;

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即消发想行SPD BANK	流动资金借款合同

Zieaeeoi: Zieaeeoi adjusts the interest rate on the settlement date, the day after the settlement date: Zieaeeoi adjusts the interest rate on a quarterly basis, the interest rate adjusts on a monthly basis at the end of each quarter, and the interest rate adjusts on a monthly basis; Other agreements in the District (specific interest rate adjustment day): none

Prisoner (2) Foreign Currency Loan Interest Rate:

Figure 1) For each loan under this Contract, the benchmark interest rate plus _BPS is LIBOR/HIBOR/SIBOR of ______ (year/month/week) published by the Lender on the actual issuance date of the loan (referred to as the “Benchmark Rate term”) (hereinafter referred to as “Spread” and spread >0), if the base rate is less than 0%, the base rate shall be executed at 0%.

After the issuance of each loan under this Contract, the loan interest rate shall be adjusted in the following manner during the loan term: (Please select/in the following box, mark x if you do not select)

From the date of issuance of each loan, the loan interest rate shall be adjusted according to the term of the benchmark interest rate agreed in this Contract, the latest foreign currency benchmark interest rate for the same period of the corresponding date plus the spread agreed in this Contract. If the benchmark interest rate is less than 0%, the benchmark interest rate shall be 0%;

Zone fixed rate, that is, the interest rate is not adjusted. one

Area 2) The interest rate of the foreign currency loan hereunder shall be set forth in the Foreign Currency Interest Rate Supplementary Contract separately signed by the Parties hereto.

R3) The interest rate of each Loan under this Contract is %. The interest rate is fixed and will not be adjusted during the term of the Loan.

6. The interest rate of the Loan under this Contract shall be (please select in the box below, mark x if you do not select) on a monthly basis, then the interest rate shall be twenty (20) days of each month;

If the interest is settled on a quarterly basis, the settlement date shall be twenty (20) days at the end of each quarter;

District other ways:

And the interest on each repayment under this contract shall be paid in full with the original.

7. The penalty interest rate under this contract is:

The overdue penalty interest rate of this Contract shall be subject to the loan execution interest rate applicable on the date of collection of penalty interest plus 50-%.

(2) If the loan is not used in accordance with the purpose stipulated in this Contract, the penalty interest rate of misappropriation shall be executed at the loan execution interest rate applicable on the penalty interest date.

If the currency of the loan is a foreign currency, if there are other provisions in the foreign currency interest rate supplement contract or the foreign currency interest rate change Contract signed by the parties hereto, such provisions shall apply.

8. The withdrawal period of the Loan hereunder shall be from April 13, 2023 to April 13, 2023. The first withdrawal shall be made before April 13, 2023.

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浦发银行SPD BANK
流动资金借款合同

9. The withdrawal plan for the borrowings under this contract is as follows (please check the box/below, mark x ifyou don't)

The group withdrawal plan is listed in the following table:

序号	提款日期	提款金额
1	2023 年 04 月 13 日	人民币壹佰陆拾万元整（大写金额）
2	年 月 日	（大写金额）
3	年 月 日	（大写金额）
4	年 月 日	（大写金额）
5	年 月 日	（大写金额）
6	年 月 日	（大写金额）

☒其他提款计划约定：

10. The repayment plan of the loan under this Contract is as follows (please check the box below and mark x if you do not choose)

The prisoner's repayment schedule is shown in the following table:

序号	还款日期	还款金额
1	年 月 日	（大写金额）
2	年 月 日	（大写金额）
3	年 月 日	（大写金额）
4	年 月 日	（大写金额）
5	年 月 日	（大写金额）
6	年 月 日	（大写金额）

☑其他还款计划约定：到期一次性还款

11. Liquidated damages for early repayment of the loan: equivalent to /% of the total amount of the loan actually repaid in advance or people's _(currency_ yuan in capitals).

12. The principal amount of the loan repaid in advance shall not be less than RMB _(currency)__________ ten thousand yuan (in words).

13, account opening (RMB loan in one of the following modes, foreign currency loans should choose the special account mode, not selected

Press x)

Mouth non-special account pattern:

序号	提款日期	提款金额
1	2023年04月13日	人民币壹佰陆拾万元整（大写金额）
2	年 月 日	（大写金额）
3	年 月 日	（大写金额）
4	年 月 日	（大写金额）
5	年 月 日	（大写金额）
6	年 月 日	（大写金额）

☒其他提款计划约定：

(1) The general settlement account opened by the borrower with the lender is:

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序号	还款日期	还款金额
1	年 月 日	（大写金额）
2	年 月 日	（大写金额）
3	年 月 日	（大写金额）
4	年 月 日	（大写金额）
5	年 月 日	（大写金额）
6	年 月 日	（大写金额）

☑其他还款计划约定：到期一次性还款

2道发银行SP
D BANK

流动资金借款合河

Opening bank: Shanghai Pudong Development Bank Co., LTD. Hangzhou Lin 'an branch Account name: 1zhou Xinzi

Photoelectric Technology Co., LTD

Account number: 9508007801000002147

(2) The fund withdrawal account opened by the Borrower at the lender is as follows: Opening bank: Hangzhou Lin 'an Branch of Shanghai Pudong Development Bank Co., LTD. Account name: Hangzhou Zizi Photoelectric Technology Co., LTD

Account number: 950807801000002147.

Special account mode:

(1) The special account for working capital loan opened by the borrower with the lender is:

Opening bank:

Username:

Account Name:

(2) The general settlement account opened by the Borrower with the Lender is:

Opening bank:

Username:

Account Name:

(3) The fund withdrawal account opened by the Borrower with the lender is:

Opening bank:

Username:

Account number:

Lender entrusted payment: If the payment object is clear and the amount of a single payment exceeds AEi (currency amount), the loan fund payment of any Yuan whole shall be paid by the lender entrusted payment method.

Guarantors and guarantee contracts providing guarantee for the debts hereunder shall include but not be limited to:

The guarantor directly increases the paragraph
Ensure that people build up

"Guarantee Contract" No. 1 289508202000005 1
"Guarantee Contract" No. [2895082020000005
"Mortgage Contract" No. [21950820200002

"Guardianship Contract" No. [/ 1

Mortgagor for inspection
Pledgor

Other warranties

16 Deal with breach of contract.

Liquidated damages: equivalent to one percent of the principal amount of the loan (in caps) or

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2 道发银行SPO
BANK
流动资金借款合同

17, the attachments to this contract include:

(1)《提款申请书》。

(2)《________》。

(3)《________》。

(4)《________》。

(5)《________》。

Other matters agreed by both parties.

There is no

This contract is made in one original, with one copy held by the borrower and one copy held by the lender. Each copy has the same legal effect.

(Part I end)

(1)《提款申请书》。

(2)《________》。

(3)《________》。

(4)《________》。

(5)《________》。

上海浦东发展银行

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2 浦发银行SPD BANK	流动资金借款合同

Part 2 General Terms

Article 1 Borrowing Money

1. The Borrower irrevocably agrees and confirms that the Lender has the right to adjust or increase the terms and conditions of the loan due to changes in laws, regulations and policies, or restrictions imposed by the government’s macro-monetary policy or financial supervision policy, or based on market conditions, fund position and financial cost, its own business needs, the borrower’s ability to perform or financial status, or other major circumstances Under such circumstances, the Lender may suspend, reduce or cancel the loan and notify the Borrower.

2. The loan hereunder shall be used in accordance with the purpose of the loan agreed herein, and the Borrower shall not misappropriate or occupy the loan for investment in fixed assets, equity or other investment, for fields and purposes prohibited by the State for production and operation, or for other activities that do not conform to the purpose of the working capital loan.

Article 2 The interest rate of the loan and the method of interest calculation

1. Unless otherwise agreed herein, the interest on the loan hereunder shall be calculated and charged on the basis of the actual amount of withdrawal and the number of days occupied by the lender from the date of issuance of the loan. The number of days occupied includes the first day, excluding the last day. Daily interest rate = Monthly interest rate /30, monthly interest rate = annual interest rate / 12, same day interest rate 1 year interest rate /360, but when the currency of the loan is GBP, Hong Kong Dollar or Singapore dollar, daily interest rate = annual interest rate /365

2. The Lender shall have the right to charge overdue penalty interest on the outstanding loan principal due by the Borrower when the loan matures (the term “maturity” in this Contract includes the situation where the loan is appropriate for the Lender to mature early), starting from the overdue date, according to the overdue interest rate agreed in this contract, according to the actual overdue days, until the Borrower pays off the principal and interest.

3. If the Borrower fails to use the loan funds for the agreed purposes, the Lender shall have the right to charge penalty interest on the loan amount used by the borrower according to the penalty interest rate for misappropriation stipulated in this contract according to the actual default days from the date of default until the borrower pays off the principal and interest.

4. For the interest (including normal interest, overdue penalty interest and misappropriated penalty interest) that the Borrower fails to pay on time, the lender shall, from the date of default, be charged compound interest according to the overdue penalty interest rate agreed in this contract according to the actual overdue days.

5. Unless otherwise agreed by the parties hereto, the loan interest rate under this Contract shall be calculated by the “simple interest method”, which can be found on the website of the People’s Bank of China.

6. the interest rate market is paralyzed

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刚道发想行SPD BANK	流动资金借款合周

If there is no applicable LPR (RMB applicable) or LIBOR/HIBOR/SIBOR at the quoted date of the relevant interest period after the loan is issued under this Contract (for foreign currency) interest rate, then the Borrower shall negotiate with the Lender to determine the alternative interest rate. If no agreement can be reached within five (5) banking business days after the commencement of the negotiations, the Borrower shall pay the entire principal and interest on the Loan within thirty (30) banking business days from the date on which such agreement cannot be reached. If both parties have signed a foreign currency interest rate supplement contract or a foreign currency interest rate modification Contract at the same time of signing this Contract, the interest rate shall be determined in accordance with the provisions of the supplement contract or the modification contract.

Article 3 Withdrawal of funds

1. Before making the first withdrawal, the borrower shall meet the following conditions:

(1) Submit the application for withdrawal at the time and in the manner agreed herein (for the format, see Appendix 1 or Appendix 2 hereof)

The required Loan (loan) Voucher and other relevant documents;

(2) This Contract and the corresponding security contract (if any) have been signed and remain in force, and the security right has been effectively created;

(3) Submit the Borrower’s current and valid business license, articles of association, and recent financial statements (including but not Limited to the annual financial report and current statements audited by certified public accountants for the previous year);

(4) Loan resolutions and legal representatives submitted to the borrower’s board of directors/shareholders’ meeting or other institutions with the same effect

The original of the letter of authorization issued by the Borrower to the authorized representative and the signature sample of the legal representative and the voting right representative;

(5) The Borrower has opened relevant accounts with the Lender as required by the Lender;

(6) The Borrower has performed its obligations under this Contract without any breach of contract;

(7) other documents or conditions as required by the Lender.

2. In addition to the initial withdrawal clause, prior to each withdrawal, the borrower shall also meet the following conditions:

(1) Submit the application for withdrawal at the time and in the manner agreed in this press Release (in the form of Annex 1 or Annex 2 to this Contract) The Loan (Loan) Certificate and other relevant documents filled in;

(2) The representations and warranties made by the Borrower under this Contract shall remain valid;

(3) The Borrower has performed its obligations under this Contract without any breach of contract;

(4) other documents or conditions as required by the Lender.

3. Withdrawal

(1) The Borrower shall make a lump sum or installment withdrawal in accordance with the withdrawal plan agreed herein, and shall submit a withdrawal application form (in the form of Appendix 1 or Appendix 2 hereof) to the Lender for withdrawal procedures three (3) bank business days before the expiration of each withdrawal date;

(2) Where the Borrower needs to defer such changes to the withdrawal date, it shall be 2ENEGJ three (3) bank business days prior to the withdrawal date due

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(2意发银行SPD BANK	流动资金借款合同

With the consent of the lender, the lender shall have the right to require the borrower to pay the interest loss incurred by the Lender as a result (Leith loss = interest on deferred withdrawal period and interest on current deposits in the same period);

(3) Where the borrower requests to cancel all or part of the outstanding loan, it shall apply to the lender before the fixed withdrawal date or three (3) banking business days prior to the termination of the withdrawal period, and may cancel the loan only with the consent of the lender:

(4) If the borrower fails to go through the withdrawal procedures within the time limit and does not apply for postponing the withdrawal on the fixed withdrawal date or within the withdrawal period, the lender shall have the right to cancel the undrawn loan;

The Lender shall have the right to waive one or more of the above conditions of withdrawal without affecting any rights of the Lender under this Contract.

Article 4 Account opening and management

1. At the time of signing this Contract, the Borrower shall have opened with the Lender a general settlement account and a fund withdrawal account (refer to the first part of this Contract), as well as a special working capital loan account (if any) agreed to be opened by the parties, and the Borrower agrees that the Lender shall monitor the aforesaid account of the Borrower.

2. If no special account for working capital loan is opened, the general settlement account shall be used to calculate the issuance and payment of loan funds applied by the Borrower at the Lender.)

If a special account for working capital loans is opened, the special account for working capital loans shall be used for accounting the issuance and payment of loan funds applied by the borrower at the lender, and the interest rate of the funds in the account shall be calculated according to the current deposit. The borrower agrees that in addition to the seal reserved by the borrower for the special working capital loan account, the borrower’s special seal for monitoring the payment of loan funds shall also be reserved for the special working capital loan loan account. Without the written consent of the lender, the Borrower shall not alter the seal reserved for the special working capital loan account at will.

3. The Borrower confirms that the fund withdrawal account is the income account and repayment reserve account under this Contract. The income cash flow of the borrower or the overall cash flow of the borrower shall be entered into the fund withdrawal account.

The Borrower warrants that the balance of funds in the Borrower’s Repayment reserve account shall not be lower than the outstanding amount due to be repaid by the Borrower during the current period on each Principal Repayment Interest payment Date and within three (3) days prior to that date. The Borrower agrees that the Lender has the right to restrict or refuse any external payment of the Borrower that will cause the balance of funds in the Repayment Reserve account to be lower than the amount of principal and interest payable in the current period within each Principal Repayment Comfort date and two (3) days prior to it, so as to ensure that the balance of funds in the Repayment Reserve Account is sufficient to pay the amount of principal and interest payable in the current period.

The Lender shall have the right to monitor the fund redemption account, and shall have the right to identify the cause with the borrower and take appropriate measures in case of any abnormal capital flow in the fund redemption account.

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刚神发银行SPO BANK	流动资金借款合同

Article 5 Payment Regulation

1. The Borrower agrees that the Lender shall have the right to manage and control the payment of the Loan funds by means of payment entrusted by the Lender or/and payment made by the Borrower on its own initiative, so as to supervise the use of the Loan Funds in accordance with the purposes agreed herein.

Entrusted payment by the lender means that the lender pays the loan funds through the Borrower’s account to the Borrower’s transaction object conforming to the purpose agreed herein according to the Borrower’s withdrawal application and payment authorization.

Independent payment by the borrower means that after the lender releases the loan funds to the borrower’s account according to the borrower’s withdrawal application, the borrower pays the loan funds to the borrower’s transaction object conforming to the purpose agreed herein.

2. The Borrower agrees that if the Borrower and the lender establish a new credit business relationship and the borrower's credit status is normal, or the payment object is clear and the amount of a single payment exceeds the amount agreed in this contract (see the first part of this Agreement), or other circumstances determined by the Lender, the Borrower shall use the payment method entrusted by the Lender.

Where the lender is entrusted with the payment method, the lender shall have the right to examine whether the payment object and payment amount listed in the payment application provided by the borrower are consistent with the corresponding business contract and other certification materials according to the purpose of the loan agreed in the loan contract. After approval, the lender shall pay the loan funds to the transaction object of the borrower through the borrower’s account.

3. When applying to the Lender for external payment of loan funds, the Borrower shall submit supporting materials that meet the requirements of the lender, including but not limited to:

(1) Documents certifying that the purpose of payment is in conformity with the purpose agreed herein;

(2) Business contract and written documents that truly reflect the borrower’s payment obligation. For the fees that must be paid without signing a contract, the charging policies and standards approved by the competent department shall be provided;

(3) If the corresponding invoice or document cannot be obtained at the same time as the payment, the borrower shall timely submit the corresponding invoice or receipt of the payment after the completion of the payment:

(4) Legal and valid proof of payment:

(5) other documents required by the lender.

The Lender reserves the right to exclude one or more of the above documents without prejudice to any of the Lender’s rights under this Contract.

4. If no special account for working capital loan is opened, the Borrower shall submit a withdrawal application to the lender three (3) bank business days prior to the date of the proposed withdrawal (in the form of Annex 1 to this Contract), and at the same time indicate whether the lender's entrusted payment method or the borrower's independent payment method shall be adopted. The Borrower confirms that the Lender has the right to examine whether the relevant information of the Borrower conforms to the payment conditions agreed herein, and has the right to decide the payment method of the corresponding loan.

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2速发银行SPD BANK	流动资金借款 同

If a special account for working capital loan is opened and the payment method entrusted by the lender is adopted, the Borrower shall, within (3) bank business days prior to the payment date, submit to the Lender a payment application with the seal reserved by the Borrower for the special account for Working capital loan (in the format set out in Appendix 3 of this Contract) The Lender shall have the right to examine whether the relevant materials of the Borrower conform to the payment conditions agreed herein. If the lender has examined and approved, the lender shall affix the special seal for supervision of loan fund payment to the payment voucher before making the payment to the external party. If the Borrower makes the payment independently, the Borrower shall submit the payment application form (in the form of Annex 3 to this Contract) and relevant materials to the Lender three (3) bank business days in advance, and the Lender shall have the right to examine whether the relevant materials submitted by the Borrower meet the conditions agreed herein. Upon approval by the Lender, the Borrower shall fill in the payment voucher (the amount of each aggregate payment voucher shall not exceed the amount entrusted by the Lender as agreed herein), affix the special seal for supervision of loan fund payment to the aggregate payment voucher after review, and transfer the corresponding funds to the borrower’s general settlement account.

5. If the borrower pays independently, the borrower shall regularly report to the lender the situation of independent payment of the loan funds. The lender shall have the right to verify whether the loan payment by the borrower complies with the agreed purpose and payment method through account analysis, voucher inspection, on-site investigation and other means.

6. The Borrower confirms that it shall pay to the lender the transfer fee arising from the payment of the loan funds, and the Lender shall have the right to directly deduct the transfer fee based on the actual amount when it is incurred.

7. In the course of loan issuance and payment, if the borrower fails to comply with any circumstance, the Lender shall have the right to request the Borrower to supplement the terms of withdrawal and payment, or to change the payment method of the loan, or to stop the issuance and payment of the loan funds:

(1) Decline in credit standing;

(2) The profitability of the main business is not strong

(3) Abnormal use of loan funds.

Article 6 Repayment

1. The Borrower shall repay the principal, interest and related charges of the Loan in time and in full according to the repayment plan agreed herein. The Borrower hereby irrevocably authorizes the Lender to deduct the aforesaid amount from its account opened with the Lender on the maturity date of the Loan or upon meeting the circumstances agreed herein to repay the creditor’s rights of the Lender.

2. Where the Borrower repays the loan in advance, it shall submit a written request to the lender and obtain the lender’s written consent ten (10) banking business days prior to the expected repayment date. In the absence of the lender’s prior written consent, the borrower shall still repay the principal and interest at the time limit and interest rate stipulated in the contract.

The repayment in advance with the consent of the lender shall be deemed as the maturity of the loan in advance. In such case, the lender shall also have the right to require the Borrower to pay a certain amount of liquidated damages as stipulated in this Contract (see Section 1 of this Contract).

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2演发银行SPD BANK	流动资金借款合同

The interest should be calculated according to the number of days the borrower actually uses the payment in advance and returned together with the principal; The amount of the principal repaid in advance shall not be less than the limit agreed in Part 1 of this Contract. The principal repaid shall be written off in reverse order according to the repayment schedule agreed in this contract.

3. If the borrower fails to repay the loan on time due to legitimate reasons, it shall apply to the lender for extension of the loan period before the thirtieth (30) bank business days of the repayment period agreed herein, and prepare necessary materials to go through the relevant extension procedures. If the loan under this contract is guaranteed, mortgaged or pledged, the surety, mortgagor or pledgor shall also issue a written consent certificate. If the borrower fails to apply for extension or the application for extension is not approved by the lender, its loan shall be transferred to overdue loan from the next day after the maturity date.

4. The borrower shall not re-use any loan funds that have been returned.

Article 7 Representations and warranties

The Borrower makes the following representations and warranties to the Lender, which are made at the time of execution of this Contract and shall remain in force during the term of this Contract.

1. The Borrower is a financial (service) legal person or other economic organization established in accordance with its applicable laws, with independent legal personality, complete financial system and repayment ability, and has the right to conclude and perform this Contract according to law.

2. The Borrower has the right to sign this Contract and has completed all authorizations and approvals from the shareholders’ meeting, board of directors or other competent authorities required to sign this Contract and perform its obligations hereunder. The terms and conditions of this Contract are the true intention of the Borrower and are legally binding on the Borrower.

3. The execution and performance of this Contract shall not contravene the laws to be observed by the Borrower (the laws hereunder include the laws, regulations, rules, local regulations and judicial interpretations to be observed by the Borrower, the same below), the relevant documents, judgments and final decisions of the competent authorities, nor the articles of association of the Borrower or any contracts, agreements signed by the Borrower or any other obligations undertaken by the Borrower.

4. The Borrower warrants that all financial statements issued by it (if any) comply with the provisions of its applicable laws and that the financial statements truthfully, completely and fairly reflect the financial position of the Borrower.

5. The Borrower shall abide by the principle of good faith during the execution and performance of this Contract and shall provide the Lender with all materials, documents and information (including but not limited to business license, project approval documents, feasibility study report, self-financing implementation certificate, financial statements, etc.) including itself and the guarantor, which are true, effective, accurate and complete without any concealment or omission.

6. The Borrower undertakes to complete the filing, registration or other procedures required for the validity and lawful performance of this Contract.

7. There has been no material adverse change in the Borrower’s business or financial position since the issuance of the most recent audited financial statement.

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(m演发惧行SPD BANK	流动资金借款合同

8. In the business activities, strictly abide by the provisions of the law, in strict accordance with the borrower’s business license or the scope of business approved according to law to carry out various businesses, go through the registration annual inspection procedures on time, the production and operation is legal and compliant, has the ability to continue operations, and has a legal source of repayment.

9. Not give up any due creditor’s rights, nor dispose of the existing main property in a gratuitous or other inappropriate way.

10. The Borrower has disclosed to the Lender the facts and conditions (including but not limited to operating conditions, financial conditions, external guarantees, etc.) which it knows or should know and which are important for the Lender to decide whether to grant the loan hereunder.

11. The Borrower warrants that its credit standing is good and that it has no material bad record.

(12) The Borrower warrants that there are no other circumstances or events that have or are likely to have a material adverse effect on the Borrower’s ability to perform the Agreement.

Article 8 Agreed Matters

The borrower and the lender agree as follows:

1. The Borrower warrants that it shall operate the loan according to law and use the loan for the purposes agreed herein without misappropriating it for any other purpose. The Borrower shall, as required by the lender, regularly provide all kinds of relevant financial and accounting information, including monthly and annual statements, and actively cooperate with the lender in supervising the use of the loan and the operation of the borrower. The lender may examine and supervise the use of the loan at any time by various means.

2. The Borrower shall repay the principal and interest of the loan under this Contract in accordance with the time, amount, currency and interest rate stipulated in this Contract, application form and Loan (Goods) Certificate.

3. The Borrower warrants that in case of the occurrence or imminent occurrence of any event which may seriously and adversely affect the financial position of the Guarantor or its ability to perform its guarantee obligations, the Borrower shall promptly provide new guarantees approved by the Lender.

4. The Borrower undertakes that, without the written consent of the lender, the Borrower shall not take the following actions:

(1) transfer (including sale, gift, debt, exchange, etc. ), mortgage, pledge or otherwise dispose of all or a substantial part of its material assets:

(2) contracting, joint venture, major foreign investment, change of actual controller or major shareholder, joint-stock reform, merger (merger), joint venture (cooperation), division, equity transfer, substantial increase in debt financing, establishment of subsidiaries, transfer of property rights, capital reduction, suspension of business, dissolution, application for bankruptcy, reorganization or cancellation, and other acts that may affect the borrower’s ability to repay;

(3) provide a guarantee to a third party that is sufficient to materially and adversely affect its financial position or its ability to perform its obligations under this contract;

(4) the early discharge of other long-term debts and may have a material adverse effect on the Borrower's ability to perform its obligations under this Contract sonorous

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(5) enter into contracts/agreements that have a material adverse effect on the Borrower’s ability to perform its obligations under this Contract or undertake related obligations that have such effect.

5. The Borrower undertakes that it will notify the Lender immediately upon the occurrence of any of the following events and deliver the original notice to the Lender (stamped with official seal) within five (5) banking business days after the occurrence of such event:

(1) Events occur that cause the representations and warranties made by the Borrower in this Contract to be untrue, inaccurate or invalid.

(2) The Borrower or its controlling shareholder, actual controller or its affiliates are involved in litigation, arbitration, seizure, freezing or enforcement of its assets or other measures with the same effect, or its legal representative in charge is involved in litigation, arbitration or other coercive measures;

(3) the borrower’s legal representative or its authorized agent, responsible person, principal financial officer, correspondence address, enterprise name, office place and other matters have been changed;

(4) where it is applied for reorganization or bankruptcy by other creditors or revoked by a superior unit in charge;

(5) other serious adverse events occur that may affect the borrower’s ability to repay the debt.

6. The Borrower undertakes not to give priority to the repayment of other borrowings in violation of the normal order of repayment, and not to enter into any contract or agreement now or in the future that would subordinate the borrowings hereunder.

7. The Borrower shall repay and pay the principal and interest of the loan hereunder in the same currency as far as possible. In the event that the Borrower repays the debt in different currencies, the Borrower shall, by itself or by authorizing the Lender, convert the amounts in different currencies to repay the principal and interest owed in the currency of the loan under the Contract in the manner set out in the Deduction Agreement hereof, and the expenses arising therefrom shall be borne by the Borrower. When the guarantor pays the debt in different currencies on behalf of the Borrower, the expenses incurred shall be borne by the borrower under the “deduction agreement” of the guarantee contract.

8. The Borrower shall, as required by the Lender, provide other guarantees approved by the Lender in a timely manner in case of specific circumstances or changes to the guarantee hereunder. Such specific circumstances or changes include but are not limited to suspension, closure, dissolution, suspension of business for rectification, revocation or cancellation of business license of the guarantor, application for or application for reorganization, bankruptcy, major changes in business or financial status, major litigation or pending litigation cases, reduction or possible reduction or seizure of the value of the collateral involved by the legal representative, directors, supervisors and main operation and management personnel Property preservation measures such as seizure, breach of contract under the guarantee, and request to rescind the guarantee contract, etc.

9. The lender has the right to conduct on-site or off-site due diligence on the borrower, conduct post-loan inspection on the borrower’s operating conditions, financial conditions, external guarantees, use of borrowed funds, repayment, etc., and the borrower has the obligation to actively cooperate with the lender

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The bank’s loan payment management, post-loan management and related inspection.

10. The lender has the right to recover the loan payment under this contract in advance according to the borrower’s fund withdrawal.

11. Special agreements for Group customers (applicable to group customers).

If the Borrower under this contract is a group customer, the Borrower hereby undertakes that:

(1) The Borrower shall report in a timely manner the related transactions of more than 10% of the net assets of the actual fiduciary, including: (1) the related relationships of the parties to the transaction: (2) the transaction items and the nature of the transaction; (3) the amount of the transaction or its corresponding proportion; (4) Pricing policy (including transactions with no amount or only a nominal amount).

(2) If the actual fiduciary has any of the following circumstances, the Borrower shall be deemed to have breached the Contract, and the Lender shall have the right to unilaterally decide to cancel the unused credit facility of the Customer and withdraw part or all of the used credit facility or require the Customer to add 100% deposit: (1) Providing false materials or concealing important business financial facts: (2) changing the original purpose of the credit facility without the consent of the lender, using the credit facility or bank credit facility to engage in illegal or illegal transactions; (3) using a false contract with a related party to discount or pledge the notes receivable, accounts receivable and other claims without actual trade background to the bank to extract bank funds or credit; Refusing to accept the lender’s supervision and inspection of its use of credit funds and related business financial activities; (5) where there are major mergers, acquisitions and reorganizations, which the lender considers may affect the security of credit granting :6. Where the lender intends to immediately cancel bank claims through connected transactions.

12. Special guarantees, commitments and agreements on green credit (applicable to borrowers whose construction, production and business activities are likely to seriously change the environmental status quo and the adverse environmental and social consequences are not easy to eliminate, as well as petroleum processing, coking and nuclear fuel processing, chemical raw materials and chemical products manufacturing, etc. , for nuclear power plants, large hydropower stations, water conservancy projects, resource extraction projects, etc. Borrowers whose construction, production and business activities will have adverse environmental and social consequences, but can easily be eliminated through mitigation measures) :

(1) The Borrower undertakes to submit environmental, social and governance risk reports to the Lender, and declares and guarantees to strengthen environmental, social and governance risk management, including: (1) internal management documents related to environmental, social and governance risks are in compliance with laws and regulations and are effectively implemented; (2) there is no major litigation involving environmental, social and governance risks;

(2) The Borrower undertakes to accept the supervision of the lender and strengthen the management of environmental, social and governance risks, including: (1) undertake to comply with all acts and performance related to environmental, social and governance risks; (2) undertake to establish and improve the internal management system of environmental, social and governance risks, and specify in detail the responsibilities, obligations and penalties of the relevant responsible personnel of the borrower; (3) undertake to establish and improve the emergency response mechanism and measures for environmental, social and governance risks; Undertake to set up special departments and/or designate special personnel to be responsible for environmental, social and governance risks: (5) undertake to cooperate with the lender or its approved third parties in the assessment and inspection of the borrower’s environmental, social and governance risks; @ undertake to respond appropriately or take other necessary actions in the face of strong public or other stakeholders’ doubts about the Borrower’s performance in controlling environmental, social and governance risks : (7) undertake to strengthen the management of the Borrower’s critical related parties to prevent the transmission of environmental, social and governance risks to the related parties (8) undertake to perform other matters that the Lender considers relevant to the control of environmental, social and governance risks;

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(3) The Borrower undertakes to promptly and fully inform the Lender of the following situations: (1) Various permits, approvals and approvals related to environmental, social and governance risks in the process of commencement, construction, operation and shutdown; The assessment and inspection of the environmental, social and governance risks of the Borrower by the environmental, social and governance risk regulators or their recognized institutions; 3) supporting construction and operation of environmental facilities: @ pollutant emission and compliance :(5) safety and health of employees; 0 Major complaints and protests against borrowers in neighboring communities; (7) Significant environmental and social claims: material claims that other lenders consider to be related to environmental, social and governance risks;

(4) The Borrower shall be deemed to have defaulted under this Contract if the Borrower and the actual fiduciary have any of the following circumstances :0 The Borrower’s statements, guarantees and commitments relating to environmental, social and governance risk management have not been seriously performed: 2 The Borrower shall be punished by the relevant government departments for its poor management of environmental, social and governance risks; 3. The Borrower is strongly questioned by the public and/or media for its poor management of environmental, social and governance risks; (d) other events of default agreed between the lender and the borrower relating to environmental, social and governance risk management, including cross- default events:

In the event of such default by the Borrower, the lender has the right to unilaterally decide: 0 cancel the credit undertaking already made: @ suspend the loan disbursement until the borrower has taken rescue measures satisfactory to the lender: (3) recover the loan already disbursed in advance: (4) exercise the relevant pledge right and other punitive measures in advance when the loan cannot be repaid: (5) Other penalty measures agreed by the lender and the borrower.

13. The borrower undertakes not to illegally add new hidden debts of local governments, otherwise the lender has the right to immediately suspend/terminate the borrower’s withdrawal, and has the right to declare that part or all of the loans already issued are due early. At the same time, the lender has the right to report the situation to the relevant regulatory authorities.

14. Anti-money laundering conventions The Borrower acknowledges and agrees that the Lender has the right to conduct a money laundering risk assessment of the transactions hereunder in accordance with the anti-money laundering laws and regulations as well as internal management requirements. If the Borrower violates the anti- money laundering regulations of the Lender, or the Lender has reasonable grounds to suspect that the Borrower and/or the transactions hereunder are involved in the participation of the United Nations Security Council and the Financial Action Task Force on Money Laundering, etc If the Lender has committed any illegal activities such as money laundering, sanctions, terrorist financing or weapons of mass destruction proliferation financing, export control, or tax evasion as identified by the Group, China, the United States, the European Union, the United Kingdom, Singapore or other international organizations or countries, the Lender shall have the right to take necessary control measures in accordance with the anti-money laundering regulatory regulations and internal management regulations of the People’s Bank of China. At the same time, the Lender shall have the right to directly restrict or suspend all or part of the business hereunder without notice to the Borrower, to declare the Loan to expire early, to terminate the Contract without any liability, and to require the Borrower to bear all losses caused to the Lender.

15. The Borrower agrees and irrevocably invests the right: The Lender shall comply with the requirements of the relevant laws and regulations on credit investigation, such as the Regulations on the Administration of Credit Investigation Industry and the requirements of the regulatory provisions, as well as the collection requirements of the basic database of financial credit information established by the State

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The right to provide the information about all contracts/agreements/commitments signed between the borrower and the lender, including the relevant information about all contracts/agreements/commitments mentioned above, as well as the basic enterprise information and other information provided by the borrower, to the financial credit information basic database established by the State for the inquiry and use of units with inquiry qualifications; At the same time, the lender shall also have the right to inquire and use the credit information about the borrower which has been entered into the basic database of financial credit information established by the State. This authorization shall cover all aspects of the Lender’s necessary business management of the business hereunder before and after the signing of this Contract. The validity period shall expire upon the actual termination of this Contract.

16. The Borrower hereby confirms that it has fully understood and known the Lender’s position against its employees taking advantage of their positions to seek any form of benefits, and undertakes to avoid such situations in the principle of honesty and fairness, and not to provide any form of kickbacks, gifts, securities, valuables, various rewards, compensation for private expenses, private travel, high- consumption entertainment to the Lender’s employees without permission And other improper benefits.

Article 9 Deduction agreement

1. The Borrower agrees that when any debt in connection with the loan under this Contract becomes due and payable, the Lender shall have the right to directly deduct the funds in the repayment reserve account opened by the Borrower with Shanghai Pudong Development Bank Co. , Ltd. to pay off the debt due and payable. If the funds in the repayment reserve account are insufficient to pay off the debts, the Lender shall have the right to deduct the funds in any other account opened by the Borrower with any branch of Shanghai Pudong Development Bank Co., LTD.

2. The Lender shall have the right to use the proceeds to repay the principal, interest or other expenses of the loan at its option. If multiple claims are due and unpaid at the same time, the lender shall determine the order of repayment of claims.

3. Where the proceeds deducted are inconsistent with the currency to be paid off, the cases shall be handled in the following ways:

(1) If the currency of the loan is RMB, the principal and interest of the loan shall be repaid after the exchange rate is converted into RMB according to the purchase price for the exchange of the currency of the deduction to be published by the lender at the time of deduction.

(2) If the currency of the loan is not RMB, and the currency of deduction is RMB, the principal and interest of the loan shall be repaid after the foreign exchange is converted into RMB at the selling rate of the currency of the loan to be converted into RMB as announced by the lender at the time of deduction.

(3) If the currency of the loan and the currency of the deduction are not RMB and are inconsistent, the principal and interest of the loan shall be repaid after the exchange settlement into RMB at the purchase price for the conversion of the active currency of the deduction into RMB as published by the Lender at the time of the deduction, and then the exchange purchase into the currency of the loan at the selling price for the conversion of the currency of the loan into RMB as published by the lender on the same day.

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Article 10 Proof of creditor’s rights

The Lender, in accordance with its usual practice of conducting business, maintains in its books of account accounting accounts relating to the business activities to which this Contract relates in order to demonstrate the amount of the Lender’s loan. The valid proof that the borrower acknowledges the claim of the loan for the current week shall be the accounting certificate or other valid certification materials issued and recorded by the Lender in accordance with its own business regulations.

Article 11 the address for service shall be stipulated

1. The Lender acknowledges that the address listed on the first page of this Contract is its effective address for service, and any notice given by the Borrower directly or by post to the Lender under this Contract shall be sent to the address listed on the first page of this Contract until the Lender announces a change to such address. The Borrower agrees that all notices sent by the Borrower to the Lender shall be deemed to have been served when they are actually received by the Lender.

2. The Borrower acknowledges that the address and fax, email, etc. set forth on the first page of this Agreement shall be its valid mailing or electronic delivery address. All kinds of non-litigation notices and other documents hereunder, as well as correspondence, summons, notices and other legal documents issued to the Borrower in the course of any litigation arising out of this Contract (including any litigation proceedings and execution procedures such as series One, second instance and retrial), shall be deemed as long as they are sent by post or by fax, email or other electronic service to the mailing address listed on the first page of this Contract The specific date of service shall be governed by the provisions of the Civil Procedure Law on the date of Service. The change of the above mailing or electronic service address shall not have legal effect without prior notice to the lender, and the service address confirmed in this Contract shall still be regarded as the effective service address.

Article 12 Event of breach of contract and treatment

1. Events of Breach of Contract

Any of the following circumstances shall constitute a default by the borrower to the lender:

(1) Any representations and warranties made by the Borrower under this Contract or any notices, authorizations, approvals, consents, certificates and other documents made under or in connection with this Contract are incorrect or misleading at the time they are made or have been proved to be incorrect or misleading, or have been proved to be invalid or revoked or have no legal effect.

(2) The Borrower has breached any of the provisions of “Other Matters agreed between the Parties” (if any) in Part I of this Contract or in Article 8 of Part II.

(3) The Borrower has a material cross default event, including but not limited to the Borrower’s breach of any other loan contract or agreement entered into by the Borrower; Or the borrower fails to pay the debts under other loan contracts or agreements signed by the borrower when due.

(4) The investor of the borrower withdraws funds, transfers assets or transfers equity without authorization.

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(5) The guarantor has or will no longer have the ability to provide security corresponding to the loan, or violates the security documents signed by him.

(6) The borrower suspends business, stops production, works hard, suspends business for rectification, reorganizes, liquidates, is taken over or held in custody, is dissolved, has its business license revoked or cancelled or is bankrupt.

(7) The borrower’s or the guarantor’s financial condition deteriorates, serious difficulties occur in operation, or events or circumstances occur that adversely affect its normal operation, financial condition or solvency.

(8) The Borrower or its controlling shareholder, actual controller or its affiliates are involved in major litigation, arbitration, or its major assets are seized, sealed up, frozen, enforced or other measures with the same effect are taken, or its legal representative/responsible person, director, supervisor or senior management are involved in litigation, arbitration or other coercive measures, resulting in the repayment ability of the borrower Adversely affecting the Borrower.

(9) failure to repay the principal and interest on time or failure to use the loan for the agreed purpose.

(10) failing to pay the borrowed funds in the agreed manner.

(11) The documents and materials submitted for the loan application are false or wrong.

(12) Does not meet or exceed the constraints of the relevant financial indicators agreed in this contract.

(13) Repay the funds in the reserve account within the next Interest Payment Date of the Contract and the three (3) days prior to that date

The balance of the deposit is less than the amount of the principal and interest payable by the Borrower in the current period

(14) Abnormal fund flow in the general settlement account/fund country cage account.

(15) The borrower is suspected of involvement in money laundering, sanctions, terrorist financing or proliferation financing of weapons of mass destruction, export control, 囚

Illegal activities such as quick tax.

(16) The borrower adds hidden debts of local governments in violation of regulations.

(17) The Borrower has any other acts in violation of this Contract that may hinder the normal performance of this Contract, or otherwise harm the lender

Legitimate Li Lu’s acts.

2. Deal with breach of contract

(1) In the event of one or more of the default scenarios set out in the current paragraph, the Lender may, at its discretion, take one or more of the following actions

Apply:

(1) request the borrower to correct within a time limit.

(2) Cancel the unused loans of the borrower and stop issuing and paying the unused loans of the borrower.

(3) Declare that all or part of the principal of the loan under this Contract is immediately due in advance, and demand immediate repayment of part or all of it The loan, the settlement of the interest owed, and the immediate recourse to the guarantor or the borrower through various forms.

(4) Penalty interest shall be levied on overdue loans and embezzled loans, and compound interest shall be levied.

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6 Deduct from any account opened by the borrower at various branches of Shanghai Pudong Development Bank Co., LTD.

(6) Require the borrower to supplement the terms of loan issuance and payment, or change the method of loan payment.

(7) Require the borrower to provide other security approved by the lender.

(8) Other necessary measures prescribed by law.

(2) In addition to the above measures, the Lender may require the Borrower to bear the liability for breach of contract and to pay liquidated damages (for the calculation of liquidated damages, refer to Part 1 of this Contract). If the liquidated damages are insufficient to make up for the losses suffered by the Lender, the

Borrower shall compensate the Lender for all the losses thus suffered.

(3) Where the Borrower fails to repay the principal and interest in full and on time, it shall also bear all the expenses paid by the lender for the realization of the creditor’s rights and security rights, including but not limited to collection costs, litigation costs, attorneys’ fees, travel expenses and various other expenses payable.

Article 13 Entry into force, modification and dissolution

1. This Contract shall come into force upon being signed (or sealed) and affixed with the official seal by the legal representative of the Borrower or its authorized agent, and signed (or sealed) and affixed with the official seal (or special contract seal) by the legal representative (responsible person) or its authorized agent of the Lender, and shall terminate upon the completion of the repayment of all claims hereunder.

2. After the Contract comes into force, neither party may arbitrarily modify or terminate the Contract in advance. If the Contract needs to be modified or terminated, both parties shall reach a written agreement through consultation.

Article 14 Other Provisions

1. Definitions

The term “all creditor’s rights” as used herein refers to the principal of the loan, interest, liquidated damages and various expenses incurred for realizing the creditor’s rights.

(2) The term “interest” under this Contract includes interest, penalty interest and compound interest.

(3) The term “bank business day” under this Contract refers to the lender’s usual business day for public business at the Lender’s domicile, excluding Saturdays, Sundays (except those open for business due to adjustment of national holidays) or other legal holidays.

2. The applicable laws

This contract shall be governed by and construed in accordance with the laws of the People’s Republic of China (for the purpose of this contract, the laws of the Hong Kong Special Administrative Region, the Macao Special Administrative Region and the Taiwan Region).

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3. Dispute resolution

All disputes in connection with this contract shall be settled through friendly negotiation. If no agreement can be reached through negotiation, a lawsuit shall be filed with the people’s court at the place where the Lender has his domicile. During the period of dispute, both parties shall continue to perform the provisions not involved in dispute.

4. Miscellaneous

For matters not mentioned herein that need to be supplemented, both parties may agree and record in the first part of this contract, or reach a separate written agreement as an annex to this contract. The attachments (refer to the first part of this Contract) are an integral part of this contract and have the same legal effect as the body of this contract.

(2) During the term hereof, the Lender’s grace or delay of any breach or other act of the Borrower shall not prejudice, affect or limit all rights or interests of the Lender as a creditor under the law or this Contract, nor shall it be regarded as the Lender’s approval of the Borrower’s breach of this Contract, nor shall it be deemed as the Lender’s waiver of any existing or existing obligations to the Borrower The right to take action against any future breach.

(3) The invalidity of any provision of this Contract shall not affect the validity of the other provisions of this Contract. If this Contract is invalid for whatever reason, the Borrower shall still be liable to repay all debts owed to the Lender under this Contract. In the event of the above occurrence, the Lender shall have the right to immediately terminate the performance of this Contract and immediately recover from the Borrower all debts owed by the Borrower under this Contract.

(4) The Lender may assign all or part of its rights and/or obligations under this Contract, and in such case the assignee shall have and/or assume the same rights and/or obligations as the Borrower would have had it been a party to this Contract. The Borrower shall be liable to the assignee in accordance with the provisions of this Contract upon receipt of the Lender’s notice of the assignment of the creditor’s right.

(5) Unless otherwise specifically stated in this Contract, the relevant terms and expressions in the annexes hereto shall have the same meaning as in this Contract.

(6) The headings under this Contract are for reference only and shall not be used as the basis for the contents under such headings. (There is no justice below this page)

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(2)消发银行SPD
BANK

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(This page is a signing page, no text)

This week is signed by the following Borrower and Lender on April 13, 2023. The Borrower confirms that at the time of signing this Contract, both parties have explained and discussed in detail all the terms of this contract, both parties have no doubt about all the terms of this contract, and have an accurate understanding of the legal meaning of the rights and obligations and liability limitation or exemption of the parties.

借款人（公章）

贷款人（公章或合同专用章）

Legal representative or authorized agent (signature or seal)

玲盂印艳

The person in charge of the legal representative or the authorization (or seal) is stamped

借款人（公章）

贷款人（公章或合同专用章）

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Annex 1:

Application for withdrawal under Working Capital Loan Contract

(Applicable if a special account for Working capital loan has not been opened)

Number: 95082023280593

Zhou Linbranch of Shanghai Pudong Development Bank Co., LTD.,

In view of the Working Capital Loan Contract No. 195082023280593 signed between April 13, 2023 and your Bank (hereinafter referred to as the "Loan Contract"), according to the withdrawal plan agreed in the loan Contract, we intend to withdraw the first instalment on April 13, 2023, that is, one RMB (currency) one hundred yuan Write).

According to the provisions of the loan contract, the amount shall be payable to the general settlement account opened by the Borrower at Shanghai Pudong Development Bank Co., LTD. The account name is Hangzhou Xinzi Photoelectric Technology Co., LTD

The account number is:

9508007880100000217

We hereby confirm that no event or circumstance has occurred up to the date of this application which constitutes an event of default under the Loan Contract. We further confirm that all representations and warranties and undertakings set forth in the Loan Contract have been performed and all applicable conditions precedent set forth in the Loan Contract have been satisfied.

For this withdrawal, we hereby apply to the responsible bank for external payment of the loan funds in the following way

(2) : (1) All payment methods entrusted by the lender:

(1) Our company has submitted to FeI Bank the following relevant materials in line with the loan contract: the commercial contract and the written documents related to the purpose of the loan that truly reflect the borrower's payment obligation; If the corresponding invoice or receipt cannot be obtained at the same time ofpayment, the borrower shall timely submit the corresponding invoice or receipt of the payment after the completion ofpayment;

Due to legal and valid proof ofpayment

District Others

序号	金额	户名	开户行	账号
/	/	/	/	/

合同版本号：SPDB202109

After reviewing and approving the loan contract, your bank will transfer the loan principal to the following account of the counterparty according to the following requirements

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O BANK

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(2) All borrower independent backing methods:

Our company has asked your bank to submit the following relevant materials in line with the loan contract: business contract and written documents related to the purpose of the loan that truly reflect the borrower's payment obligation; Description ofpayment details ofprisoners :E

District Other Jade

(3) Methods ofpayment entrusted by some lenders and independent payment by some borrowers:

(1) Of the principal amount of the proposed loan, the amount entrusted to be paid by the Lender is:

The amount paid by the Borrower independently is:

(2) Our company has submitted to your bank the following relevant materials in accordance with the contract:

Due to the business contract and the written documents related to the purpose of the loan that truly reflect the borrower's payment obligation, if the corresponding invoice or receipt cannot be obtained at the same time of payment, the Borrower shall timely submit the corresponding invoice or receipt of the payment after the completion ofpayment.

A legal and valid payment document

Description of the prisoner's payment details;

Due to other _

(3) After reviewing and agreeing with the loan contract, your bank shall transfer the entrusted payment amount of the loan principal from the lender to the following account of the counterparty in accordance with the following requirements:

序号	金额	户名	开户行	账号
/	/	/	/	/

We hereby confirm that the payment method of the above loan will be subject to the review and confirmation of the responsible bank. Guicheng has the right to review and adjust the payment method according to the provisions of the loan contract.

品件e 囚

Please give your approval.

Agree to all borrower autonom ous payment methods trial

Applicant: (set electricity A

person Date 204 Mar Apr 1

The legal representative or his authorized agent; (signature or seal)

为些

玲 盖
印艳

90囚 0

Contract Edition Wood Number: SPDB202109 (2169

第2页

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[illegible]划入交易对象的以下账户：

序号	金额	户名	开户行	账号
/	/	/	/	/

有限公司

上海浦东发展银行杭州分行

送达地址确认书

借款类别	流动资金借款合同	合同号	95082023280593
填写送达地址确认书的告知事项及应承担的法律责任	根据《中华人民共和国民事诉讼法》、最高人民法院《关于以法院专递方式邮寄送达民事诉讼文书的若干规定》、浙江省高级人民法院《关于民商事案件诉讼文书送达问题的若干规定》（试行）等规定，本金融合同各方主体协商确定，对本确认书确定的文书需要送达时，自愿适用上述规定，承担由此产生的权利义务及其法律责任： 一、确认的送达地址适用于金融合同成立时起至债务全部履行完毕时止，包括适用于法院诉讼（含一审、二审、再审）、实现担保物权特别程序及执行阶段；确认人同意贷款人按确认的地址发出催收通知书、宣布贷款提前到期通知书、履行保证责任通知书等债权催收文书及涉诉后法院按确认的地址送达诉讼、执行文书。 二、借款人、担保人自愿承诺以自己提供或确认的送达地址为上述文书的送达地址。在向其提供或确认的送达地址送达文书时，受送达人是法人或者其他组织的，法人的法定代表人、其他组织的主要负责人，或者该法人、其他组织的办公室、收发室、值班室等负责收件的人员均是收件人。如受送达人是自然人的，本人及同住成年家属或与本人有密切联系的人（即与本人非同住成年家属、有辨识能力的同住人、受雇人、房主、出租人或居住地的物业管理部门）均是收件人。上述人员签收的，均视为合法签收，承担送达的法律责任。 三、如提供或确认的送达地址不准确、地址变更未及时告知或第二条涉及的收件人拒绝签收，导致上述文书未能被实际接受的，文书退回之日借款人、担保人自愿确定为送达之日，承担已送达的法律责任。		
送达地址	1、 本人确认下列地址为送达地址： 地址：浙江省临安区锦南街道飞翠路19号 收件人：孟艳玲　　　　电话：13456797711 2、 本人指定以下代收人的地址为送达地址： 代收人：　　与本人关系：　　电话： 地址： 3、 本人指定下列现代通讯方式为送达地址： 手机短信：　　　　传真： 电子邮件： 4、其他联系方式：		
送达地址确认声明	**声明：借款人或担保人已经详细阅读了填写确认书的告知事项，理解其法律责任；借款人或担保人承诺提供及确认的地址是准确、有效的。** 借款人/担保人签名、盖章或捺印： 2023年4月13日		

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P.s. : PRC Contract Law

(Excerpt)

Article 6 The parties shall abide by the principle of good faith in exercising their rights and performing their obligations.

Article 8 A lawfully formed contract is legally binding on the parties. The parties shall perform their obligations in accordance with the contract and may not modify or rescind the contract without authorization.

A lawfully formed contract shall be protected by law.

Provisions of the Supreme People’s Court on Postal Service of Civil

Litigation Documents by Court Courier Service

(Excerpts)

Article 3 When bringing a suit or answering a defense, a party shall provide or confirm to the people’s court his exact address for service, and fill in a confirmation of the address for service. “If a party refuses to provide the address for service, the people’s court shall inform him of the adverse consequences of his refusal to provide the address for service and make a written record of it.”

Article 5 If a party refuses to provide his address for service and still fails to do so after being informed by the people’s court, a natural person shall take his domicile or habitual residence in his household registration as the address for service; The address for service of a legal person or any other organization shall be the place of its domicile in its industrial and commercial registration or other legal registration or filing.

Article 11 If the address for service provided or confirmed by the recipient is inaccurate, the recipient refuses to provide the address for service, or the change of the address for service is not promptly notified to the people’s court, the recipient himself or the consignee designated by the recipient refuses to sign, so that the litigation documents are not actually received by the recipient, the date on which the documents are returned shall be deemed as the date of service.

If the person served can prove that he was not at fault during the service of the litigation documents, the provisions of the preceding paragraph shall not apply.